Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of October 14, 2008, among NORTHWEST PIPE COMPANY, an Oregon corporation (the “Borrower”), and BANK OF AMERICA, N.A., as Administrative Agent.

RECITALS

Borrower, Administrative Agent and certain lenders party thereto from time to time are parties to that certain Amended and Restated Credit Agreement entered into as of May 31, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”). Borrower and Administrative Agent desire to amend the Credit Agreement as set forth herein. The Required Lenders (as that term is defined in the Credit Agreement), and Bank of America, N.A., as Swing Line Lender and L/C Issuer, have consented to the amendments to the Credit Agreement set forth herein as indicated by their signatures below.

NOW THEREFORE, the parties agree as follows:

AGREEMENT

1. Recitals. The Recitals are true.

2. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit Agreement.

3. Amendments to Definitions.

(a) The table contained in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

Applicable Rate

Pricing Level	Consolidated Total Leverage Ratio	Eurocurrency Rate +	Standby Letters of Credit	Commercial Letters of Credit	Commitment Fee	Base Rate + or -
1	≥3.50:1	2.25%	2.25%	1.125%	0.40%	0.75%
2	≥3.00:1 but <3.50:1	2.00%	2.00%	1.00%	0.35%	0.50%
3	≥2.50: but <3.00:1	1.75%	1.75%	0.875%	0.30%	0.25%
4	≥2.00 but <2.50:1	1.50%	1.50%	0.75%	0.25%	0.00%
5	<2.00:1	1.25%	1.25%	0.625%	0.20%	0.00%

(b) The definition of “Asset Coverage Ratio” in Section 1.01 of the Credit Agreement is amended by deleting the last sentence therefrom.

Page 1 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

(c) The definition of “Consolidated EBITDAR” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Consolidated EBITDAR’ means, for any period, Consolidated EBITDA plus lease and rent expense for such period.”

(d) The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Consolidated Fixed Charge Coverage Ratio’ means, on any date of determination, the ratio of Consolidated EBITDAR for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries then most recently ended to the sum of (i) Consolidated Interest Charges for such period, (ii) consolidated current maturities of long-term debt plus consolidated current maturities of capital leases as shown on the Borrower’s consolidated balance sheet for such date of determination and (iii) consolidated operating lease and other rent payments for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries then most recently ended.”

(e) The definition of “Consolidated Senior Leverage Ratio” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Consolidated Senior Leverage Ratio’ means, on any date of determination, the ratio of Consolidated Senior Funded Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries then most recently ended.”

(f) The definition of “Consolidated Total Leverage Ratio” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Consolidated Total Leverage Ratio’ means, on any date of determination, the ratio of Consolidated Total Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries then most recently ended.”

(g) The first paragraph of the definition of “Interest Period” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Interest Period’ means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three, six or nine months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:”

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(h) The definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Letter of Credit Sublimit’ means an amount equal to $50,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.”

(i) The definition of “Swing Line Sublimit” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Swing Line Sublimit’ means an amount equal to the lesser of (a) $15,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.”

4. Amendment to Section 2.02(a) of the Credit Agreement. The second sentence of Section 2.02(a) of the Credit Agreement is amended in its entirety to read as follows:

“Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Committed Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans; provided, however, that if the Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. (x) four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (y) five Business Days (or six Business days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them; and not later than 11:00 a.m., (A) three Business Days before the requested date of such

Page 3 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (B) four Business Days (or five Business days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders.”

5. Amendment to Section 2.08 of the Credit Agreement. A new subparagraph (d) is added to Section 2.08 of the Credit Agreement, to read in its entirety as follows:

“(d) For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.”

6. Amendment to Section 2.16(a) of the Credit Agreement. The first sentence of Section 2.16(a) of the Credit Agreement is amended in its entirety to read as follows:

“Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $50,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000, and (ii) the Borrower may make a maximum of three such requests.”

7. Amendment to Section 6.17 of the Credit Agreement. Section 6.17 of the Credit Agreement is amended in its entirety to read as follows:

“Section 6.17. Financial Covenants.

“(a) Consolidated Fixed Charge Coverage Ratio. The Borrower shall maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.35:1.00. This ratio shall be measured at the end of each fiscal quarter.

Page 4 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

“(b) Consolidated Senior Leverage Ratio. The Borrower shall maintain at all times a Consolidated Senior Leverage Ratio of not greater than 3.50:1.00.

“(c) Consolidated Total Leverage Ratio. The Borrower shall maintain at all times a Consolidated Total Leverage Ratio of not greater than 4.00:1.00.

“(d) Consolidated Tangible Net Worth. The Borrower shall maintain at all times a Consolidated Tangible Net Worth of not less than the sum of (i) $200,178,000, (ii) 50% of the Consolidated Net Income (but only if it is a positive number) for each fiscal quarter of the Borrower ended after June 30, 2008, and (iii) 100% of the net proceeds from any offering of the equity securities of the Borrower consummated after June 30, 2008.

“(e) Asset Coverage Ratio. The Borrower shall maintain at all times an Asset Coverage Ratio of not less than 1.00:1.00. If the Borrower is out of compliance with this covenant, the Borrower may cure the resulting Default by paying Committed Loans within two (2) Business Days of learning of such non-compliance in an amount sufficient to bring itself into compliance with this covenant. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with such additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of Lenders in accordance with their Applicable Percentages.”

8. Amendment to Section 7.01(j) of the Credit Agreement. Section 7.01(j) of the Credit Agreement is amended in its entirety to read as follows:

“Liens securing Indebtedness permitted under Section 7.03(f) or Section 7.03(h), including any renewals or extensions or refinancings thereof; and”

9. Amendment to Section 7.03(b) of the Credit Agreement. The first clause (immediately preceding the proviso) in Section 7.03(b) of the Credit Agreement is amended in its entirety to read as follows:

“Indebtedness outstanding on October 14, 2008, and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof;”

Page 5 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

10. Amendment to Section 7.03(e) of the Credit Agreement. Section 7.03(e) of the Credit Agreement is amended in its entirety to read as follows:

“(e) Indebtedness in respect of capital leases and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness incurred during the Availability Period shall not exceed $15,000,000 in any one fiscal year, or $35,000,000 during the Availability Period;”

11. Amendment to Section 7.03(f) of the Credit Agreement. Section 7.03(f) of the Credit Agreement is amended in its entirety to read as follows:

“(f) up to $35,000,000 of Indebtedness incurred after October 14, 2008, and during the Availability Period pursuant to the ‘Prudential Note Agreement’ and evidenced by the ‘Prudential Shelf Notes’ as those terms are defined in the Intercreditor Agreement;”

12. Amendment to Section 7.03(g) of the Credit Agreement. Section 7.03(g) of the Credit Agreement is amended in its entirety to read as follows:

“(g) other unsecured Indebtedness incurred during the Availability Period not exceeding $150,000,000 in principal amount in the aggregate, provided, however, that any such unsecured Indebtedness in excess of $25,000,000 shall be subordinated to the Lenders pursuant to a subordination agreement in form and substance satisfactory to Administrative Agent; and”

13. Amendment to Section 7.03 of the Credit Agreement. A new subparagraph (h) is added to Section 7.03 of the Credit Agreement, to read in its entirety as follows:

“(h) other Indebtedness that is not included in any of the preceding paragraphs of this Section 7.03 incurred during the Availability Period not exceeding $10,000,000 in principal amount in the aggregate.”

14. Amendment to Schedule 2.01 to the Credit Agreement. Schedule 2.01 to the Credit Agreement is amended in its entirety by substituting Exhibit A attached hereto for Schedule 2.01 attached to the Credit Agreement.

15. Amendment to Schedules 7.01 and 7.03 to the Credit Agreement. Schedules 7.01 and 7.03 to the Credit Agreement are amended in their entirety by substituting Exhibits B-1 and B-2 attached hereto for Schedules 7.01 and 7.03, respectively, attached to the Credit Agreement.

Page 6 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

16. Amendment to Schedule 10.02 to the Credit Agreement. Schedule 10.02 to the Credit Agreement is amended in its entirety by substituting Exhibit C attached hereto for Schedule 10.02 attached to the Credit Agreement.

17. Amendment to Exhibit D to the Credit Agreement. The form of Compliance Certificate attached to the Credit Agreement as Exhibit D is amended in its entirety by substituting Exhibit D attached hereto for Exhibit D to the Credit Agreement.

18. Effective Date of Increase and Amendments. The increase in Aggregate Commitments and amendments provided for herein shall be effective upon the date specified by the Administrative Agent (the “Increase Effective Date”) following satisfaction of the following conditions precedent to such increase:

(a) Delivery to the Administrative Agent of a certificate of Borrower dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of Borrower (i) certifying a copy of the resolutions of the Board of Directors of the Borrower approving this Amendment and the transactions contemplated hereby, and (ii) certifying that, before and after giving effect to the increase in the Aggregate Commitments contemplated hereby, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except (x) that the representations and warranties contained in Article V and the other Loan Documents that are qualified by reference to schedules shall be deemed to refer to such schedules as amended or supplemented by any information contained in any notice delivered by Borrower to Administrative Agent prior to the Increase Effective Date pursuant to Section 6.03; (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and (z) that the representations and warranties contained in subsection (a) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists.

(b) Delivery of an opinion of Ater Wynne LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit E.

(c) Execution and delivery by U.S. Bank National Association of a Joinder in the form attached hereto as Exhibit F and a Joinder to the Intercreditor Agreement in the form prescribed by the Intercreditor Agreement.

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(d) Delivery of an Amended and Restated Committed Loan Note for each Lender reflecting the Commitment of such Lender.

(e) Execution and delivery by the Majority Prudential Noteholders (as that term is defined in the Intercreditor Agreement) of a consent in form and substance satisfactory to Administrative Agent.

(f) Delivery to the Administrative Agent of the upfront fees provided for below.

19. Upfront Fees. Upon the Increase Effective Date, Borrower shall pay to Administrative Agent such upfront fees as shall have been separately agreed upon in writing between the Borrower and the Administrative Agent, in the amounts so specified.

20. Release. Borrower hereby releases Administrative Agent, Lenders and their officers, agents, successors and assigns from all claims of every nature known or unknown arising out of or related to the Loans which exist, or but for the passage of time, could be asserted, on the date Borrower signs this Amendment.

21. No Further Amendment, Expenses. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Administrative Agent and Lenders on request for all reasonable expenses, including legal fees actually incurred by Administrative Agent and Lenders in connection with the preparation of this Amendment, any other amendment documents and the closing of the transaction contemplated hereby and thereby.

22. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment, it being understood that the Administrative Agent may rely on a facsimile counterpart signature page hereof for purpose of determining whether a party hereto has executed a counterpart hereof.

(b) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

(c) Certain Agreements Not Enforceable. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

[Signatures follow on the next page.]

Page 8 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

BORROWER:	NORTHWEST PIPE COMPANY

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

CONSENTED TO BY THE REQUIRED LENDERS:

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Page 9 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CONSENTED TO BY SWING LINE LENDER AND L/C ISSUER

BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer

By:
Name:
Title:

Page 10 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$60,000,000	40.000000000%
Union Bank of California, N.A.	$40,000,000	26.666666667%
HSBC Bank USA, National Association	$25,000,000	16.666666667%
U.S. Bank National Association	$25,000,000	16.666666667%
Total	$150,000,000	100.000000000%

Page 11 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT B-1

SCHEDULE 7.01

Northwest Pipe Company

State of Oregon Active UCC Filings (as of Sept. 30, 2008)

Date	File #	Description
11/10/2003	6392774	Signode - inventory
1/23/2004	6455243	Signode - inventory
3/15/2004	6503753	NMHG - forklift lease
1/11/2005	6801012	GECC - forklift leases
4/13/2005	6887765	National City Capital (Jules & Assoc) - lease
5/12/2005	6914831	GECC - Genie boom lift lease
5/25/2005	6927820	Banc of America - blanket filing
6/30/2005	6964836	GECC - cranes lease
7/18/2005	6983105	National City Capital (Jules & Assoc) - lease
9/23/2005	7046681	National City Capital (Jules & Assoc) - lease
6/30/2006	7314680	GE Capital Public Finance - KS IDB
10/27/2006	7431064	Banc of America - forklift leases
11/24/2006	7455472	Iracore International - John N. Nys - inventory (3,076 tons of steel)
12/7/2006	7465831	Banc of America - forklift leases
2/9/2007	7521857	Wells Fargo Equipment Finance - Houston perf mill restructured in 2007
6/1/2007	7634365	Bank of America - blanket filing
6/7/2007	7644257	Bank of America - forklifts
12/5/2007	7816894	Bank of America - forklift
2/19/2008	7882477	Toyota Motor Credit - forklifts

The following UCC financing statements were on file as of Sept. 30, 2008, but the Secured Party obligations have been met and the Company is in the process of ensuring that they have been terminated.

Date	File #	Description
6/13/2001	555487	GECC Parkersburg plant
2/22/2005	6838469	GECC/GMAC KS plant

Page 12 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT B-2

SCHEDULE 7.03

Debt	Amount
Bank Line - Bank of America indebtedness pursuant to the Amended and Restated Credit Agreement dated as of May 31, 2007
Capital Lease - Industrial Revenue Bond - GE Capital Public Finance, maturing July 1, 2016	$3,312,735
Capital Lease - Wells Fargo, maturing February 1, 2013	$879,567
Prudential Term Note Series A, maturing February 25, 2014	$12,857,143
Prudential Term Note Series B, maturing June 21, 2014	$9,000,000
Prudential Term Note Series C, maturing October 26, 2014	$10,000,000
Prudential Term Note Series D, maturing January 24, 2015	$4,500,000
Total indebtedness excluding bank line	$40,549,445

Page 13 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT C

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE;

CERTAIN ADDRESSES FOR NOTICES

BORROWER:

Northwest Pipe Company

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

Attention:	Stephanie Welty
Telephone: 360-397-6323
Telecopier: 360-397-6257
Electronic Mail: swelty@nwpipe.com

U.S. Taxpayer Identification Number(s):

ADMINISTRATIVE AGENT:

Administrative Agent’s Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

Mail Code: CA4-702-02-25

2001 Clayton Road, Floor 2

Concord, CA 94520

Attention:	Lorrie McLain
Telephone: (925)675-8365
Telecopier: (888)969-2432
Electronic Mail: lorrie.mclain@bankofamerica.com

Bank of America N.A. Account No. (for Dollars): 3750836479
Ref: Northwest Pipe Company, Attn: Credit Services
ABA# 026009593

Bank of America London England
Account No. (for Euro): 65280019
Ref: Northwest Pipe Company, Attn: Credit Services
Swift Address: BOFAGB22
GBS No. 04704085

Page 14 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Bank of America Canada
Transit #01312
Toronto
Account No. (for Canadian Dollars): 711465003220
Ref: Northwest Pipe Company, Attn: Credit Services
Swift Address: BOFACATT
GBS No. 04719018

Other Notices as Administrative Agent:

Bank of America, N.A. Agency Management
Mail Code: WA1-501-17-32 800 Fifth Avenue, Floor 17 Seattle, WA 98104-3176
Attention:	Brenda H. Little Telephone: (206) 358-0048
Telecopier: (415) 343-0557
Electronic Mail: brenda.h.little@bankofamerica.com

LENDERS:

Bank of America, N.A. 121 S.W. Morrison St., Suite 1700
Portland, OR 97204
Attention:	Daryl K. Hogge, Senior Vice President
Telephone: (503) 279-2530
Telecopier: (503) 275-1274
Electronic Mail: daryl.k.hogge@bankofamerica.com

Union Bank of California, N.A.
407 SW Broadway
Portland, Oregon 97205
Attention:	John F. Wharton, Vice President and Relationship Manager
Telephone: (503)225-3692
Telecopier: (503)225-2846
Email: John.Wharton@uboc.com

HSBC Bank USA, National Association
601 SW Second Avenue, Suite 1650
Portland, Oregon 97204
Attention:	Mike Mitchell, Vice President
Telephone: (503)299-1172
Telecopier: (503)242-2413
Email: mike.2.mitchell@us.hsbc.com

Page 15 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

U.S. Bank National Association
1420 Fifth Avenue
Mail Code PD-WA-T10M
Seattle, WA 98101
Attention:	Richard Ameny, Vice President
Telephone: (206)587-5237 Telecopier: (206)344-3654
Email: richard.ameny@usbank.com

L/C ISSUER:

Bank of America, N.A.
Trade Operations
CA9-705-07-05
1000 W. Temple Street, Floor 7
Los Angeles, CA 90012-1514
Attention:	Sandra Leon
Telephone: (213) 580-8369
Telecopier: (213) 580-8440
Electronic Mail: sandra.leon@bankofamerica.com

SWING LINE LENDER:

Bank of America, N.A.
CA4-702-02-25 2001 Clayton Road, Floor 2 Concord, CA 94520
Attention:	Lorrie McLain
Telephone: (925) 675-8365
Telecopier: (888) 969-2432
Electronic Mail: lorrie.mclain@bankofamerica.com

Bank of America N.A. Account No. 3750836479
Ref: Northwest Pipe Company, Attn: Credit Services
ABA# 026009593

Page 16 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of May 31, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Northwest Pipe Company, an Oregon corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

Page 17 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of (i) the Borrower contained in Article V of the Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,                     .

NORTHWEST PIPE COMPANY

By:
Name:
Title:

Page 18 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 6.17(a) –Consolidated Fixed Charge Coverage Ratio.

	A.	Consolidated EBITDAR for the four consecutive quarters ending on Statement Date (“Subject Period”)

		1.	Consolidated Net Income for Subject Period:	$

		2.	plus Consolidated Interest Charges for Subject Period:	$

		3.	plus consolidated income taxes for Subject Period:	$

		4.	plus consolidated depreciation and amortization for Subject Period:	$

		5.	plus consolidated non-cash expenses resulting from a change in accounting principles relating to stock options for Subject Period:	$

		6.	plus EBITDA (positive or negative) from acquisitions pursuant to the Agreement:	$

		7.	plus consolidated lease and rent expense for the Subject Period:	$

		8.	Consolidated EBITDAR (total of lines 1-7):	$

	B.	Consolidated Fixed Charges

		1.	Consolidated Interest Charges for Subject Period:	$

		2.	plus the consolidated current maturities of long-term debt as of Statement Date:	$

		3.	plus the consolidated current maturities of capital leases as of Statement Date:	$

		4.	plus consolidated operating lease and other rent expense for the Subject Period:	$

		5.	Consolidated Fixed Charges (total of lines 1-4):	$

Page 19 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

	C.	Ratio (Line I.A.8 divided by Line I.B.5):		to 1.00

	Minimum Required:			1.35 to 1.00

II.	Section 6.17(b) – Consolidated Senior Leverage Ratio.

	A.	Consolidated Senior Funded Debt as of Statement Date

		1.	Consolidated Total Debt as of Statement Date as defined:	$

		2.	less Subordinated Debt as of Statement Date as defined:	$

		3.	Consolidated Senior Funded Debt as of Statement Date (line 1 less line 2):	$

	B.	Consolidated EBITDA for Subject Period

		1.	Consolidated Net Income for Subject Period:	$

		2.	plus consolidated income taxes for Subject Period:	$

		3.	plus Consolidated Interest Charges for Subject Period:	$

		4.	plus consolidated depreciation and amortization for Subject Period:	$

		5.	plus consolidated non-cash expenses resulting from a change in accounting principles relating to stock options for Subject Period:	$

		6.	plus EBITDA (negative or positive) from acquisitions pursuant to the Agreement:	$

		7.	Total Consolidated EBITDA (total of lines 1-6):	$

	C.	Ratio (Line II.A.1 divided by Line II.B.7):		to 1.00

	Maximum Permitted:			3.50 to 1.00

III.	Section 6.17(c) – Consolidated Total Leverage Ratio.

	A.	Consolidated Total Debt at Statement Date

		1.	as defined:	$

Page 20 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

	B.	Consolidated EBITDA for Subject Period

		1.	line II.B.7 above:	$

	C.	Ratio (Line III.A.1 divided by Line III.B.1):		to 1.00

	Maximum Permitted:			4.00 to 1.00

IV.	Section 6.17(d) –Consolidated Tangible Net Worth.

	A.	Consolidated Tangible Net Worth at Statement Date:

		1.	total Shareholders’ Equity for Borrower and its Subsidiaries at Statement Date:	$

		2.	less Intangible Assets of Borrower and its Subsidiaries at Statement Date:	$

		3.	Tangible Net Worth (Line IV.A.1 less Line IV.A.2):	$

	B.	Minimum Required Consolidated Tangible Net Worth:		$

		1.	$200,178,000:	$

		2.	plus the sum of 50% of Consolidated Net Income (without subtracting losses) earned in each quarterly accounting period ended after June 30, 2008:	$

		3.	plus the net proceeds from any equity securities issued by Borrower after June 30, 2008:	$

		4.	Minimum Required Consolidated Tangible Net Worth (IV.B.1 plus IV.B.2 plus IV.B.3):	$

	C.	Excess (deficiency) for covenant compliance (Line IV.A.3 less IV.B.4):		$

V.	Section 6.17(e) –Asset Coverage Ratio.

	A.	Eligible Assets at Statement Date

		1.	85% of Eligible Accounts Receivable at Statement Date:	$

		2.	plus 60% of Eligible Inventory at Statement Date:	$

Page 21 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

	3.	plus 30% of Eligible Property, Plant and Equipment at Statement Date:	$

	4.	Total Eligible Assets at Statement Date:	$

B.	Consolidated Total Debt at Statement Date		$

	1.	as defined:	$

C.	Ratio (Line V.A.4 ÷ Line V.B.1):		to 1.00

Minimum Required: 1.00 to 1.00

Page 22 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT E

OPINION MATTERS

1. Borrower is a corporation duly incorporated and validly existing under the laws of the State of Oregon and has the corporate power and corporate authority to own its properties and assets, and, to our knowledge, to engage in the business that it now carries on.

2. Borrower has the corporate power and authority to enter into and perform the Amendment. The execution, delivery and performance of the Amendment have been duly authorized by all necessary corporate action on the part of the Borrower, and the Amendment has been duly executed and delivered by Borrower.

3. Execution and delivery by Borrower of, and performance of the agreements in, the Amendment do not (i) violate Borrower’s articles of incorporation or bylaws, (ii) breach or result in a default under any existing Material Contract or under any other indenture, mortgage, contract or other agreement to which Borrower is a party and of which we have knowledge, or (iii) breach or otherwise violate any existing material obligation of Borrower under any court or administrative order, writ, judgment or decree of which we have knowledge that names Borrower and is specifically directed to it or its property.

Page 23 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT F

FORM OF JOINDER AGREEMENT TO CREDIT AGREEMENT

October 14, 2008

Bank of America, N.A., as Administrative Agent

800 Fifth Avenue, 17th Floor

Seattle, WA 98104

Attention:	Brenda H. Little
Agency Management

Northwest Pipe Company

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement, dated as of May 31, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among Northwest Pipe Company, an Oregon corporation (the “Borrower”), Bank of America, N.A., as Swing Line Lender, L/C Issuer and Administrative Agent (the “Agent”), and the Lenders parties thereto. Terms defined in the Credit Agreement are used herein as therein defined.

As of the Effective Date, U.S. Bank National Association (“U.S. Bank”) will become a party to the Credit Agreement as a Lender, with a Commitment of $25,000,000. U.S. Bank hereby confirms and agrees that with effect on and after the Effective Date, it shall be and become a party to the Credit Agreement as a Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with a Commitment in the amount set forth above. U.S. Bank (a) acknowledges that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.

Page 24 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

The following administrative details apply to U.S. Bank:

(for payments and Requests for Credit Extensions)

U.S. Bank National Association

555 S.W. Oak Street

Mail Code PD-OR-P7LN

Portland, Oregon 97204

Attention: Cynthia Hanks, Loan Specialist

Telephone: (503) 275-8188

Facsimile: (503) 973-6900

Electronic Mail: complex.credits.portland@usbank.com

(for other notices as a Lender)

U.S. Bank National Association

1420 Fifth Avenue

Mail Code PD-WA-T10M

Seattle, Washington 98101

Attention: Richard Ameny, Vice President

Telephone: (206) 587-5237

Facsimile: (206) 344-3654

Electronic Mail: richard.ameny@usbank.com

This Agreement shall constitute a Loan Document.

Page 25 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OREGON NOTWITHSTANDING ITS EXECUTION OUTSIDE SUCH STATE.

U.S. BANK NATIONAL ASSOCIATION

By:
Title:

ACKNOWLEDGED as of October 14, 2008:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

NORTHWEST PIPE COMPANY

By:
Title:

Page 26 – SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT